CONSENT OF INDEPENDENT AUDITORS


We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" in the Prospectus and "Counsel and Independent Auditors" and "Independent Auditors" in the Statement of Additional Information both included in Post-Effective Amendment Number 19 to the Registration Statement (Form N-1A, No.33-76566) of Touchstone Variable Series Trust and to the use of our reports dated February 18, 2003 and August 18, 2003, incorporated by reference therein.

                                                     /s/ ERNST & YOUNG LLP


Cincinnati, Ohio
October 28, 2003